                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)    SERIES 2005-NCB
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $235,532,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NCB

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                DEUTSCHE BANK, NA
                                     TRUSTEE

                                NOVEMBER 14, 2005

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)    SERIES 2005-NCB
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                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MLMI 2005-NCB
NO PREPAY STRESS
                                                                         M1
                                                MIN 0
                 FWD LIBOR/SWAP SHIFT          -200 BP                   BP                    200 BP
                               PREPAY      1.00x Base Case        1.00x Base Case         1.00x Base Case
-------------------------------------------------------------------------------------------------------------
TRIGGERS FAIL
                  Loss Severity: 100%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK  85,564,651.91 (34.51%)  81,476,919.19 (32.86%)  76,338,403.18 (30.79%)
                    CDR - YIELD BREAK        17.5378 CDR            16.3888 CDR             15.0034 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS  85,461,242.35 (34.47%)  81,347,442.68 (32.81%)  76,172,799.55 (30.72%)
           CDR - 1ST $ PRINCIPAL LOSS        17.5082 CDR            16.3531 CDR             14.9598 CDR
-------------------------------------------------------------------------------------------------------------
                  Loss Severity: 100%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK  79,520,543.26 (32.07%)  74,518,551.12 (30.06%)  69,400,536.97 (27.99%)
                    CDR - YIELD BREAK        15.6824 CDR            14.3729 CDR              13.091 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS  79,418,493.92 (32.03%)  74,393,519.68 (30.01%)  69,239,188.04 (27.93%)
           CDR - 1ST $ PRINCIPAL LOSS        15.6551 CDR            14.3409 CDR             13.0515 CDR

PREPAY STRESS
                                                                         M1
                                                MIN 0
                 FWD LIBOR/SWAP SHIFT          -200 BP                   BP                    200 BP
                               PREPAY      2.00x Base Case        1.00x Base Case         0.50x Base Case
-------------------------------------------------------------------------------------------------------------
TRIGGERS FAIL
                  Loss Severity: 100%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK  73,438,042.79 (29.62%)  81,476,919.19 (32.86%)  89,858,922.49 (36.24%)
                    CDR - YIELD BREAK        31.8559 CDR            16.3888 CDR              9.464 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS  73,409,108.98 (29.61%)  81,347,079.79 (32.81%)  89,454,298.36 (36.08%)
           CDR - 1ST $ PRINCIPAL LOSS        31.8405 CDR            16.3531 CDR              9.4012 CDR
-------------------------------------------------------------------------------------------------------------
                  Loss Severity: 100%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK  66,541,267.92 (26.84%)  74,518,551.12 (30.06%)  82,304,593.99 (33.20%)
                    CDR - YIELD BREAK         28.13 CDR             14.3729 CDR              8.2035 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS  66,511,117.47 (26.83%)  74,393,519.68 (30.01%)  65,287,414.78 (26.33%)
           CDR - 1ST $ PRINCIPAL LOSS        28.1151 CDR            14.3409 CDR               5.99 CDR

MLMI 2005-NCB
NO PREPAY STRESS
                                                                         B1
                                                MIN 0
                 FWD LIBOR/SWAP SHIFT          -200 BP                   BP                    200 BP
                               PREPAY      1.00x Base Case         1.00x Base Case        1.00x Base Case
-------------------------------------------------------------------------------------------------------------
TRIGGERS FAIL
                  Loss Severity: 100%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK  58,694,526.98 (23.67%)  53,460,438.19 (21.56%)  47,232,444.68 (19.05%)
                    CDR - YIELD BREAK        10.6927 CDR             9.5322 CDR              8.2139 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS  58,373,158.70 (23.54%)  53,087,556.53 (21.41%)  46,800,627.69 (18.88%)
           CDR - 1ST $ PRINCIPAL LOSS         10.62 CDR              9.4514 CDR              8.1249 CDR
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                  Loss Severity: 100%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK  54,578,036.17 (22.01%)  48,936,796.29 (19.74%)  42,883,459.92 (17.30%)
                    CDR - YIELD BREAK        9.6769 CDR              8.4826 CDR              7.259 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS  54,277,960.41 (21.89%)  48,582,162.62 (19.59%)  42,486,198.40 (17.14%)
           CDR - 1ST $ PRINCIPAL LOSS         9.612 CDR              8.4093 CDR              7.1807 CDR

PREPAY STRESS
                                                                         B1
                                                MIN 0
                 FWD LIBOR/SWAP SHIFT          -200 BP                   BP                    200 BP
                               PREPAY      2.00x Base Case         1.00x Base Case        0.50x Base Case
-------------------------------------------------------------------------------------------------------------
TRIGGERS FAIL
                  Loss Severity: 100%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK  44,340,610.15 (17.88%)  53,460,438.19 (21.56%)  61,544,659.68 (24.82%)
                    CDR - YIELD BREAK        17.8595 CDR             9.5322 CDR              5.6349 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS  44,225,172.89 (17.84%)  53,087,556.53 (21.41%)  60,749,803.59 (24.50%)
           CDR - 1ST $ PRINCIPAL LOSS        17.8078 CDR             9.4514 CDR              5.542 CDR
-------------------------------------------------------------------------------------------------------------
                  Loss Severity: 100%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK  40,133,407.39 (16.19%)  48,936,796.29 (19.74%)  56,278,482.59 (22.70%)
                    CDR - YIELD BREAK        15.8698 CDR             8.4826 CDR              4.9566 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS  40,023,321.26 (16.14%)  48,582,162.62 (19.59%)  55,519,857.89 (22.39%)
           CDR - 1ST $ PRINCIPAL LOSS        15.8219 CDR             8.4093 CDR              4.8734 CDR